UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2011 (October 24, 2011)
HEALTHSPRING, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other Jurisdiction of Incorporation)	001-32739 (Commission File Number)	20-1821898 (IRS Employer Identification No.)

9009 Carothers Parkway Suite 501 Franklin, Tennessee (Address of Principal Executive Offices)	37067 (Zip Code)
(615) 291-7000
Registrant’s telephone number, including area code
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events.
     On October 24, 2011, HealthSpring, Inc. (the “Company”) and Cigna Corporation (“Cigna”) issued a joint press release announcing the execution of an Agreement and Plan of Merger by and among the Company, Cigna and Citrine Magnolia Corp., an indirect wholly-owned subsidiary of Cigna. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.
Additional Information and Where to Find It
     This communication is being made in respect of the proposed transaction involving the Company and Cigna. The proposed transaction will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). The Company and Cigna plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations website page at www.healthspring.com or by sending a written request to the Company’s Secretary at HealthSpring, Inc., 9009 Carothers Parkway, Suite 501, Franklin, Tennessee 37067, or by calling the Secretary at (615) 291-7000.
Interests of Participants
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2011 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, which were filed with the SEC on April 15, 2011, February 25, 2011 and September 22, 2011, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
     Statements contained in this communication that are not historical fact are forward-looking statements which the Company intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,”

“may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; the Company’s and Cigna’s ability to consummate the Merger, including the financing thereof; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the Merger; the possibility that costs or difficulties related to the integration of the Company and Cigna operations will be greater than expected; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability of the Company or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which the Company and Cigna operate, as detailed from time to time in each of the Company’s and Cigna’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.
     Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of the Company’s and Cigna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A in each of the Company’s and Cigna’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. The Company and Cigna caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company and Cigna or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither the Company nor Cigna undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release issued by the Company and Cigna, dated October 24, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.
By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President

Date: October 24, 2011

Exhibit Number	Description
99.1	Joint Press Release issued by the Company and Cigna, dated October 24, 2011.